Subsequent Events	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 23: SUBSEQUENT EVENTS

  In March 2020, the Company acquired from an unrelated third party, a previously chartered-in vessel, the Navios Corali, a 2015-built Capesize vessel of 181,249 dwt, for an acquisition price of $36,626, which was paid in cash. The acquisition was financed through a sale and leaseback transaction with unrelated third party.
  In February 2020, the Company sold to an unrelated third party the Navios Kypros, a 2003-built Ultra Handymax vessel of 55,222 dwt, for a sale price of approximately $9,131, including insurance proceeds covering unrepaired damages plus expenses (subject to applicable deductibles and other customary limitations). The loss due to sale is expected to be approximately $5,552.
  Navios Logistics’ board of directors declared a $27,500 dividend, which was paid on February 21, 2020, out of which the amount of $17,552 was paid to Navios Holdings.
  In February 2020, the Company agreed to sell to an unrelated third party the Navios Star, a 2002-built Panamax vessel of 76,662 dwt, for a sale price of approximately $6,451. The vessel is expected to be delivered to the buyers in the second quarter of 2020. The loss due to sale is expected to be approximately $5,697.
  In January 2020, the Company acquired from an unrelated third party, a previously chartered-in vessel, the Dream Canary, a 2015-built Capesize vessels of 180,528 dwt, for an acquisition price of $34,893, which was paid in cash. The acquisition was financed through a sale and leaseback transaction with unrelated third party.